SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): May 26, 2004

                       WHITELIGHT TECHNOLOGIES, INC.
          (Exact Name of Registrant as Specified in Its Charter)

                                  Nevada
              (State of Other Jurisdiction of Incorporation)

000-30872                                                        33-0910363
(Commission File Number)                  (IRS Employer Identification No.)

170 Newport Center Drive, Suite 210, Newport Beach, CA                92660
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, Including Area Code:  (949) 644-0095

3857 Birch Street, Suite 606, Newport Beach, California  92660
(Former Address, if Changed Since Last Report)


Item 5.     Other Events

Audit and Compensation Committees

     On May 26, 2004, the Board of Directors created an audit committee and a compensation committee. Alan S. Knitowski and Luan Dang, two of the Company's directors, were both appointed to each of the committees.
Mr. Knitowski was appointed as chair of the audit committee and Mr. Dang was appointed as chair of the compensation committee. As set forth below, both Mr. Knitowski and Mr. Dang each received 25,000 options for appointment as an outside director, 10,000 options for appointment to the audit committee, 10,000 options for appointment to the compensation committee, and 5,000 options for appointment as chair of a committee.

     The Compensation Committee will act as the Plan Administrator of the Company's 2004 Stock Option/Stock Issuance Plan. The Committee will exercise all administrative functions under the Plan, including, but not limited to, determining who shall received stock or options under the Plan and the granting of options or shares under the plan at its discretion. It is also authorized and delegated the power to approve all employment agreements and compensation arrangements of persons employed by the Company.

Employment Agreements

     On May 27, 2004, the Compensation Committee approved employment agreements and compensation for Matthew S. Kerper as President and for Bryan Kenyon as CFO. The following description sets forth the material individual terms of these agreements:

     * Matthew S. Kerper. The initial period of the employment agreement for Mr. Kerper is three years beginning May 10, 2004. He is required to devote his full time to the business of the company. His base salary is $120,000 per annum. He received a signing bonus of 1,000,000 post-split shares, which were previously issued by the Board of Directors on May 7, 2004, and options to purchase 1,000,000 post-split shares as additional compensation for entering into the agreement.

     * Bryan Kenyon. The initial period of the employment agreement for Mr. Kenyon is three years beginning May 26, 2004. He is required to devote his full time to the business of the company. His base salary is $100,000 per annum. He received a signing bonus of 600,000 post-split shares, which were previously issued by the Board of Directors on May 7, 2004, and options to purchase 750,000 post-split shares as additional compensation for entering into the agreement.

     Each of the employment agreements contains the following provisions which apply to each of the parties:

     * The options were granted pursuant to our 2004 Stock Option/Stock Issuance Plan.

     * The exercise price of the options granted to the employees is $0.25 of the first quarter of the options granted; $0.45 for the next quarter; $0.65 for the next quarter; and $0.85 for the final quarter granted.

     *    The options granted to the employees shall vest as follows:
          1/12th per quarter for each quarter of company revenue exceeding the previous quarter of revenue since his date of hire, independent of whether the revenue is generated from acquisition or non-acquisition business activities, 1/12th for each $250K in aggregate gross revenue growth from the day he commences work at the company, at the three year six month anniversary of his employment with the company, and/or immediately in the event of a Corporate Transaction, as defined in the 2004 Stock Option/Stock Issuance Plan.

     * Mr. Kerper is eligible to receive an annual performance bonus between 25% and 100% of the then applicable base salary upon achievement of annual performance objectives payable either in cash or stock.
          Mr. Kenyon is eligible to receive an annual performance bonus between 10% and 50% of the then applicable base salary upon achievement of annual performance objectives payable either in cash or stock.

     * Each employee, together with his spouse and dependents, is entitled to participate in any employee benefit plans maintained by the Company of general applicability to other senior executives, including, without limitation, group medical, dental, vision, disability, life insurance, flexible-spending account, 401(k) and other plans.

     *    The employee is entitled to three weeks paid vacation per year.

     * Each agreement contains customary termination and confidentiality provisions.

Options Granted

     On May 27, 2004, the Compensation Committee granted options to purchase post-split shares of our common stock pursuant to our 2004 Stock Option/Stock Issuance Plan. All of the options expire on May 27, 2009, with the exception of the options granted to Mr. Vance, which expire on May 11, 2009. The following table sets forth the number of options granted, the exercise price(s), and the vesting provisions, if any:

                           Number of
                           Securities
                           Underlying
                           Options     Exercise Price
Name                       (#)         ($/Sh.)                   Vesting Provisions
----                       ----------  --------------            ------------------
Ronald N. Vance(1)         15,000      $0.001                    None

Jason Daggett(2)           50,000      $0.25                     1/12th of the total options
                                                                 granted at the end of each
                                                                 three-month period, which
                                                                 initial period commenced on
                                                                 the day of the grant, and
                                                                 immediately in the event of
                                                                 a Corporate Transaction, as
                                                                 defined in the Plan

Cygni Capital LLC(3)       125,000     $0.25 per share for the   1/12th per quarter for each
                                       first 31,250 shares;      quarter of Company revenue
                                       $0.45 per share for the   exceeding the previous quarter
                                       next 31,250 shares;       of revenue and/or 1/12th for
                                       $0.65 per share for the   each $250K in aggregate gross
                                       next 31,250 shares; and   revenue the Company has
                                       $0.85 per share for the   achieved since inception, and
                                       next 31,250 shares        immediately in the event of a
                                                                 Corporate Transaction, as
                                                                 defined in the Plan

Ecewa Capital Group LLC(4) 125,000     $0.25 per share for the   1/12th per quarter for each
                                       first 31,250 shares;      quarter of Company revenue
                                       $0.45 per share for the   exceeding the previous quarter
                                       next 31,250 shares;       of revenue and/or 1/12th for
                                       $0.65 per share for the   each $250K in aggregate gross
                                       next 31,250 shares; and   revenue the Company has
                                       $0.85 per share for the   achieved since inception, and
                                       next 31,250 shares        immediately in the event of a
                                                                 Corporate Transaction, as
                                                                 defined in the Plan

Eric Chess Bronk(3)        50,000      $0.25 per share for the   1/12th per quarter for each
                                       first 12,500 shares;      quarter of Company revenue
                                       $0.45 per share for the   exceeding the previous quarter
                                       next 12,500 shares;       of revenue and/or 1/12th for
                                       $0.65 per share for the   each $250K in aggregate gross
                                       next 12,500 shares; and   revenue the Company has
                                       $0.85 per share for the   achieved since inception, and
                                       next 12,500 shares        immediately in the event of a
                                                                 Corporate Transaction, as
                                                                 defined in the Plan                                     3

Alan S. Knitowski(4)       50,000      $0.25                     1/4th of the total options
                                                                 granted at the end of each
                                                                 three-month period, which
                                                                 initial period shall commence
                                                                 on the day of the grant, and
                                                                 immediately in the event of a
                                                                 Corporate Transaction, as
                                                                 defined in the Plan

Luan Dang(5)               50,000      $0.25                     1/4th of the total options
                                                                 granted at the end of each
                                                                 three-month period, which
                                                                 initial period shall commence
                                                                 on the day of the grant, and
                                                                 immediately in the event of a
                                                                 Corporate Transaction, as
                                                                 defined in the Plan
                          --------
TOTAL                      465,000
                          ========

__________

     (1) Mr. Vance is outside legal counsel for our company and is the Secretary. These options were negotiated in connection with the engagement agreement previously entered into with Mr. Vance.
     (2) Mr. Daggett is a member of our Advisory Committee and is a member of Cygni Capital LLC.
     (3) Mr. Bronk, a shareholder and former officer and director of the Company, is a managing member of Cygni Capital LLC.
     (4) Mr. Knitowski, one of the directors of the Company, is the member and owner of Ecewa Capital LLC. He is also a member of the Audit and Compensation Committees and is chair of the Audit Committee.
     (5) Mr. Dang is a director of the Company. He is also a member of the Audit and Compensation Committees and is chair of the Compensation Committee.

Item 7.  Exhibits.

     The following exhibits are included as part of this report:

     Exhibit No.   Description of Exhibit                        Location
     -----------   ----------------------                        --------
     10.7          Employment Agreement with Matthew S. Kerper   Attached
     10.8          Employment Agreement with Bryan W. Kenyon     Attached


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Whitelight Technologies, Inc.


Date: June 7, 2004                      By: /s/ Matthew S.  Kerper
                                            Matthew S. Kerper, President



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